UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CASCADE MICROTECH, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

CASCADE MICROTECH, INC.

2430 N.W. 206th Avenue

Beaverton, Oregon 97006

April 7, 2005

Dear Shareholders:

Our Annual Meeting of Shareholders will be held on Friday, May 20, 2005, at 3:00 p.m., Pacific Daylight Time, at our corporate headquarters, located at 2430 N.W. 206th Avenue, Beaverton, Oregon 97006.  You are invited to attend this meeting to give us an opportunity to meet you personally, to allow us to introduce to you the key members of our management and Board of Directors and to answer any questions you may have.

The Notice of Meeting, the Proxy Statement, the proxy card and a copy of our Annual Report to Shareholders describing our operations for the year ended December 31, 2004 are enclosed.

I hope that you will be able to attend the meeting in person.  Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose.  Your shares will be voted at the meeting in accordance with your proxy.

If you have shares in more than one name, or if your stock is registered in more than one way, you may receive multiple copies of the proxy materials.  If so, please sign and return each proxy card you receive so that all of your shares may be voted.  I look forward to meeting you at the Annual Meeting.

Very truly yours,

CASCADE MICROTECH, INC.

ERIC W. STRID
Chairman of the Board, President and Chief Executive Officer

CASCADE MICROTECH, INC.

2430 N.W. 206th Avenue

Beaverton, Oregon 97006

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 20, 2005

To the Shareholders of Cascade Microtech, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CASCADE MICROTECH, INC., an Oregon corporation, will be held at our corporate headquarters, located at 2430 N.W. 206th Avenue, Beaverton, Oregon 97006, on Friday, May 20, 2005, at 3:00 p.m., Pacific Daylight Time.  The purposes of the Annual Meeting will be:

1.     To elect three Class I directors to serve for a term of three years or until their successors are elected;

2.     To ratify the appointment of KPMG LLP as our independent auditors for the year ending December 31, 2005; and

3.     To consider and act upon any other business that properly comes before the meeting.

Only holders of record of our common stock at the close of business on March 31, 2005 will be entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the Annual Meeting.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE.  A prepaid, self-addressed envelope is enclosed for your convenience.  Your shares will be voted at the meeting in accordance with your proxy.  If you attend the meeting, you may vote in person even if you returned a proxy.

By Order of the Board of Directors,

ERIC W. STRID

Chairman of the Board

Beaverton, Oregon
April 7, 2005

CASCADE MICROTECH, INC.

2430 N.W. 206th Avenue

Beaverton, Oregon 97006

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 20, 2005

Solicitation and Revocation of Proxies

This Proxy Statement and the accompanying Annual Report to Shareholders, the Notice of Annual Meeting and the proxy card are being furnished to the shareholders of Cascade Microtech, Inc., an Oregon corporation, in connection with the solicitation of proxies by our Board of Directors for use at our 2005 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at our corporate headquarters, located at 2430 N.W. 206th Avenue, Beaverton, Oregon 97006, on Friday, May 20, 2005, at 3:00 p.m., Pacific Daylight Time and any adjournment thereof.

The two persons named as proxies on the enclosed proxy card, Eric W. Strid and Steven Sipowicz, were designated by the Board of Directors.  All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) and where a choice has been specified by the shareholder as provided in the proxy card, it will be voted in accordance with the specification so made. Proxies submitted without specification will be voted FOR Proposal No. 1 to elect the nominees for directors proposed by the Board of Directors; and FOR Proposal No. 2 to ratify the appointment of KPMG LLP as our independent auditors for the year ending December 31, 2005.

A proxy may be revoked by a shareholder prior to its exercise by written notice to the Secretary of Cascade Microtech, Inc., by submission of another proxy bearing a later date or by voting in person at the Annual Meeting.

These proxy materials and our 2004 Annual Report to Shareholders are being mailed on or about April 15, 2005 to shareholders of record on March 31, 2005 of our common stock. Our principal executive office is located at, and our mailing address is, 2430 N.W. 206th Avenue, Beaverton, Oregon 97006.

Voting at the Meeting

The shares of common stock constitute the only class of securities entitled to notice of and to vote at the meeting.  Only shareholders of record on March 31, 2005, the record date set by the Board of Directors are entitled to notice of, and to vote at, this meeting and any adjournment thereof.  On that date, there were 10,865,693 shares of common stock outstanding and entitled to vote.

Each share of common stock outstanding on the record date is entitled to one vote per share at the Annual Meeting.  If a quorum is present at the Annual Meeting:  (i) the three Class I nominees for election as directors will be elected directors if the number of votes cast in favor of their election exceeds the number of votes cast against their election; and (ii) Proposal No. 2 to ratify the appointment of KPMG LLP as independent auditors will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  Thus, if you do not give your broker or nominee specific voting instructions, your shares may not be voted on those matters.  If your shares are not voted, they will not be counted in determining the number of votes cast.  Shares represented by such “broker non-votes” will, however, be counted for determining whether there is a quorum.

With respect to the election of directors, directors are elected by a plurality of the votes cast and only votes cast in favor of a nominee will have an effect on the outcome.  Therefore, abstention from voting or non-voting by brokers will have no effect thereon.  With respect to Proposal No. 2, abstentions and broker non-votes will have no effect thereon.

ELECTION OF DIRECTORS

(Proposal No. 1)

At the Annual Meeting, three directors will be elected, each for a three-year term. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of the nominees named below. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. However, if any of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

Under our articles of incorporation and bylaws, the directors are divided into three classes. The term of office of only one class of directors expires in each year, and their successors are elected for terms of three years and until their successors are elected and qualified. There is no cumulative voting for election of directors.

The following table sets forth the names of the Board of Directors’ nominees for election as a Director and those of Directors that will continue to serve after the Annual Meeting.  Also set forth is certain information with respect to each such person’s age, principal occupation or employment during the past five years, the periods during which he served as a Director of Cascade Microtech, the expiration of his term as a Director and the positions currently held with Cascade Microtech.

	Class	Age	Position	Year Elected Director	Current Term Expires
Nominees
F. Paul Carlson(1)(3)	1	66	Lead Director	1992	2005
Raymond A. Link(2)	1	51	Director	2005	2005
William R. Spivey(1)(2)	1	58	Director	1998	2005

Continuing Directors
K. Reed Gleason	2	60	Director, Vice President of Advanced Technology	1984	2006
Keith L. Barnes(2)(3)	2	53	Director	2004	2006

George P. O’Leary(1)(3)	3	62	Director	1988	2007
Eric W. Strid	3	52	Chairman of the Board, President and Chief Executive Officer	1984	2007

(1) Member of the Compensation Committee

(2) Member of the Audit Committee

(3) Member of the Corporate Governance and Nominating Committee

F. Paul Carlson has served as a director since 1992. In 1991, he founded and has since served as President and Chief Executive Officer of The Carlson Group of Companies, a company specializing in business re-engineering and re-structuring, and the financing and development of early stage companies. From 1988 to 1991, Mr. Carlson served as the Vice President of Strategy and Business Development for Honeywell, Inc. From 1980 to 1985, he served as the President and Chief Executive Officer of the Oregon Graduate Institute. From 1985 to 1988 he served as President and Chief Executive Officer of the Oregon Graduate Center Corporation. Previously, he served as a Professor of Electrical Engineering at the University of Washington for 10 years. Mr. Carlson holds a B.S. in Electrical Engineering from the University of Washington, an M.S. in Electrical Engineering from the University of Maryland and a Ph.D. in Electrical Engineering from the University of Washington. Mr. Carlson attended the Stanford Executive Education program in 1987. Mr. Carlson also serves as a director of the Frank Russell Trust Company.

Raymond A. Link has served as a director since February 2005. Mr. Link has served as Vice President, Finance and Administration, Chief Financial Officer and Secretary of TriQuint Semiconductor, Inc. since July 2001 as a result of TriQuint’s merger with Sawtek, Inc.  Mr. Link joined

Sawtek, Inc., a designer and manufacturer of a broad range of electronic signal processing components primarily for use in the wireless communications industry, in September 1995 as Vice President Finance and Chief Financial Officer and was promoted to Senior Vice President and Chief Financial Officer in October 1999. From 1987 to September 1995, Mr. Link was Vice President, Finance and Chief Financial Officer of Hubbard Construction Company. From 1980 to 1987, he was with Harris Corporation, a manufacturer of electronic communication equipment, in various financial capacities. Mr. Link received a B.S. degree from the State University of New York at Buffalo and an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Link is also a Certified Public Accountant.

William R. Spivey has served as a director since July 1998. From July 2000 until September 2001, Mr. Spivey served as the President and Chief Executive Officer of Luminent, Inc., a provider of fiber optic components to the communications industry. From 1997 to 2000, Mr. Spivey served as Group President of the Network Products group of Lucent Technologies. From 1994 to 1997, he served as Vice President of the Systems and Components Group, Member of the Office of the President and Co-chair of the Executive Committee of AT&T Microelectronics. Mr. Spivey holds a B.S. in Physics from Duquesne University, an M.S. in Physics from Indiana University of Pennsylvania, and a Ph.D. in Administration/Management from Walden University. Mr. Spivey also serves as a director of ADC Telecommunications, Inc., The Laird Group PLC, Lyondell Chemical Co., Novellus Systems, Inc. and Raytheon Company.

Keith L. Barnes has served as a director since February 2004. Mr. Barnes was named Chairman and Chief Executive Officer of Electroglas, Inc., in October 2003. From 1995 to 2001 he served as Chairman and Chief Executive Officer of Integrated Measurement Systems, Inc. (IMS). Prior to joining IMS, Mr. Barnes was a Division President at Valid Logic Systems and later Cadence Design Systems. Mr. Barnes holds a degree from San Jose State University in Environmental Science.

K. Reed Gleason co-founded Cascade Microtech and has served as a director and as our Vice President of Advanced Development since our inception. Prior to 1984, Mr. Gleason was a Senior Physicist at Tektronix, Inc. and at TriQuint Semiconductor, Inc., conducting research into high-frequency gallium arsenide devices and integrated circuits. He began his career as an engineer with the U.S. Naval Research Laboratory in Washington, D.C. Mr. Gleason holds a B.S. in Electrical Engineering from the California Institute of Technology.

George P. O’Leary has served as a director since 1988. From 1972 to 1987, Mr. O’Leary served in various capacities for Floating Point Systems, Inc., including as Vice President of Engineering and President of European Operations.  He also served as Chief Operating Officer and as a director of Floating Point Systems, Inc. from 1986 until his retirement in 1987. Mr. O’Leary was a Professor of Physics at the Oregon Graduate Institute from 1969 to 1972. He holds a Ph.D. in Physics from Yale University.

Eric W. Strid co-founded Cascade Microtech and has served as our Chairman and Chief Executive Officer since 1984. He also served as our President from 1984 to December 1996 and since June 2004. Prior to 1984, Mr. Strid served as a Principal Engineer with Tektronix, Inc. and with TriQuint Semiconductor, Inc., where he designed and evaluated high-frequency gallium arsenide integrated circuits. Mr. Strid holds a B.S. in Electrical Engineering from the Massachusetts Institute of Technology and an M.S. in Electrical Engineering from the University of California at Berkeley.

DIRECTOR INDEPENDENCE AND LEAD INDEPENDENT DIRECTOR

The Board of Directors has determined that each of our directors and director nominees, except Messrs. Strid and Gleason, is an “independent director” under Nasdaq Stock Market Marketplace Rule 4200(a)(15). The Board of Directors has also determined that each member of the three committees of the Board of Directors meets the independence requirements applicable to those committees prescribed by Nasdaq and the Securities and Exchange Commission, including Rule 10A-3(b)(1) under the Exchange Act related to audit committee member independence.

Mr. Carlson has been designated as the Lead Director pursuant to our Corporate Governance Policies. The Lead Director may periodically help schedule or conduct separate meetings of the independent directors and perform such other duties as may be determined by the Board of Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held ten meetings during the year ended December 31, 2004.  During 2004, no director attended fewer than 75% of the meetings of the Board of Directors and any committees of which the director was a member.  The Board of Directors does not currently have a policy with regard to attendance of board members at our Annual Meeting of Shareholders; however, we attempt to hold a regularly scheduled board meeting in conjunction with our Annual Meeting of Shareholders.

The Board of Directors has three standing committees: the Compensation Committee, the Audit Committee and the Corporate Governance and Nominating Committee.

Compensation Committee. Our Compensation Committee consisted of Mr. Carlson, Mr. Dave Myers (a former Director) and Mr. Strid until March 2004.  Mr. Myers and Mr. Strid ceased to be members of the Compensation Committee in March 2004 and, in August 2004, Messrs. O’Leary (Chair) and Spivey joined the Compensation Committee. The Compensation Committee reviews and makes recommendations to our board of directors regarding our compensation policies and all forms of compensation to be provided to our executive officers, including annual salaries, bonuses, stock options and other incentive compensation agreements. The Compensation Committee also administers and makes recommendations to our Board of Directors regarding our 2000 Stock Incentive Plan and our 2004 Employee Stock Purchase Plan. The Board of Directors approved the Compensation Committee’s charter in May 2004. The Compensation Committee held two meetings during 2004.

Audit Committee.  Our Audit Committee consisted of Messrs. Spivey (Chair), Barnes and O’Leary during 2004. Mr. Link joined the Audit Committee in February 2005 and Mr. O’Leary ceased to be a member. The Audit Committee reviews the scope and results of our audit by our independent auditors, recommends the appointment of our independent auditors, reviews and approves the audit fees for the independent auditors and reviews the adequacy of our systems of internal control and accounting policies and procedures and our compliance with legal matters that have a significant impact on our financial reports. The Audit Committee also consults with our management and our independent auditors prior to the presentation of financial statements to shareholders and, as appropriate, initiates and supervises inquiries into aspects of our financial affairs. The Board of Directors has determined that Mr. Link is an audit committee financial expert as defined by the SEC. The Audit Committee held four meetings during 2004.  Our Audit Committee Charter is attached to this proxy statement as Appendix A.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee consisted of Messrs. Carlson (Chair), O’Leary and Barnes during 2004. The Corporate Governance and Nominating Committee provides counsel to the Board with respect to board organization, membership and functions and with respect to board committee structure and membership. The Corporate Governance and Nominating Committee is also responsible for defining the qualifications of candidates for board membership, evaluating qualified candidates, recommending candidates to the board for election to the board, proposing a slate of directors for election by the Company’s shareholders at each annual meeting of shareholders and recommending director compensation. The Corporate Governance Committee will consider recommendations by shareholders of individuals to consider as candidates for election to the Board of Directors.  Any such recommendations should be submitted to Corporate Secretary, Cascade Microtech, Inc., 2430 NW 206th Avenue, Beaverton, Oregon 97006. Historically, we have not had a formal policy concerning shareholder recommendations to the Corporate Governance Committee (or its predecessors) because we believe that the informal consideration process in place to date has been adequate given that we have never received any Director recommendations from shareholders. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Corporate Governance Committee intends to periodically review whether a more formal policy should be adopted. The board adopted our Corporate Governance Guidelines, which set forth the duties of the Corporate Governance and Nominating Committee, in May 2004. The Corporate Governance and Nominating Committee did not hold any meetings during 2004.

The charters of the board committees, as well as our Corporate Governance Guidelines, can be found on our website at www.cascademicrotech.com.

NOMINATIONS TO BOARD OF DIRECTORS

The Corporate Governance and Nominating Committee is responsible for recommending nominees for our Board of Directors. The Corporate Governance and Nominating Committee considers suggestions from shareholders concerning possible candidates for nomination to the Board of Directors.

Nominees for election at the 2005 Annual Meeting of Shareholders are all current directors and were originally recommended to our Board by various sources, including our outside Directors, advisors and other referral sources.

Qualifications of Directors

Qualifications required of individuals for consideration as a board nominee will vary according to the particular areas of expertise being sought as a complement to our existing board composition at the time of any vacancy.  However, minimum qualifications include high levels of leadership experience in business, substantial knowledge about issues faced by publicly traded companies, experience in positions demonstrating expertise and judgment, including service on other boards of directors, personal and professional integrity, availability and demonstrated commitment.  We seek a board that possesses the background, skills, expertise and commitment necessary to make a significant contribution to our company. The Corporate Governance and Nominating Committee will evaluate potential nominees, including shareholder nominees, by reviewing qualifications, considering references, conducting interviews and reviewing such other information as committee members may deem relevant.  We have not employed consultants to help us identify or screen prospective directors in the past, but may do so at the discretion of the Corporate Governance and Nominating Committee.

Director Nominations by Shareholders

Our bylaws provide that nominations for election to the Board of Directors may be made only by the Board or a Board committee, or by any shareholder of record entitled to vote in the election of Directors at the meeting.  A shareholder who wishes to make a nomination must give timely written notice, by personal delivery or mail, to the Secretary of Cascade Microtech, Inc. To be considered timely, the notice must be received at our principal executive office not less than 60 days and not more than 90 days prior to the meeting date; provided, however, that in the event that less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

To be effective, the notice must set forth all information required by Section 3.16 of our bylaws, including, without limitation, the name, age, business address and residence address of each person being nominated, the principal occupation, or employment of such person, the class and number of shares of capital stock beneficially owned by the person, and all other information relating to such person that is or would be required to be disclosed in a solicitation of proxies pursuant to the rules and regulations under the Securities Exchange Act of 1934. In addition, certain information must be provided about the shareholder or shareholder group making a nomination, as detailed in Section 3.16 of our bylaws. Finally, a shareholder or shareholder group making a nomination must comply with all applicable requirements of the Securities Exchange Act of 1934, including providing a nominee’s consent to being named in a proxy statement and to serve as a director if elected.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders may send correspondence to our Board of Directors or to any individual director at the following address: Cascade Microtech, Inc., c/o The Secretary, 2430 N.W. 206th Avenue, Beaverton, Oregon 97006.

Your communications should indicate that you are a Cascade Microtech, Inc. shareholder.  Depending on the subject matter, we will either forward the communication to the director or directors to whom it is addressed, attempt to handle the inquiry directly, or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.  Correspondence marked confidential will not be opened prior to forwarding to the board or any individual director.

DIRECTOR COMPENSATION

Each of our non-employee directors receives an annual option to purchase 15,000 shares of our common stock. The options are fully vested and exercisable on the date of grant. The exercise price of the options is equal to 100% of the fair market value of our common stock on the option grant date and the options will expire, if unexercised, four years from the grant date. In addition to the option grants, non-employee directors receive the following:

•      an annual retainer of $15,000;

•      $1,000 for each board meeting they attend in person;

•      $500 for each board meeting they attend by telephone; and

•      $500 for each committee meeting they participate in, whether in person or by telephone.

Board committee chairpersons and the lead director receive an additional $3,000 per year.

All Directors are reimbursed for their expenses in attending meetings of our Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ITS NOMINEES FOR DIRECTOR.

AUDIT COMMITTEE FINANCIAL EXPERT

Our Board of Directors has determined that Raymond A. Link, a member of the Audit Committee, is an “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC.

AUDIT COMMITTEE REPORT

During 2004, the Audit Committee was composed of Messrs. Spivey (Chair), Barnes and O’Leary. In February 2005, Mr. Link joined the Audit Committee and Mr. O’Leary ceased to be a member. All members of the Audit Committee meet applicable independence standards for audit committee members, including Rule 4200(a)(15) of the Nasdaq Stock Market Marketplace Rules and Rule 10A-3(b)(1) under the Exchange Act.  The Audit Committee’s activities are governed by a written charter, which was adopted by the Board in May 2000.  The charter is attached to this Proxy Statement as Appendix A and is also available on our corporate website at www.cascademicrotech.com.

The Audit Committee reviews, with our independent auditors and representatives of management, the audited financial statements, the scope and results of audits, the appropriateness of accounting principles used in financial reporting, and the adequacy of financial and operating controls. The Audit Committee held four regular meetings in 2004.

Management is responsible for Cascade Microtech’s internal control over financial reporting and the financial reporting process. The independent auditors are responsible for performing an independent audit of the consolidated financial statements in accordance with U.S. generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In discharging its responsibilities, the Audit Committee and its individual members have met with management and Cascade Microtech’s independent auditors, KPMG LLP, to review the accounting functions, the audited financial statements for the year ended December 31, 2004 and the audit process. The Audit Committee discussed and reviewed with the independent auditors all matters that the independent auditors were required to communicate and discuss with the Audit Committee under applicable auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, regarding communications with audit committees. Audit Committee members also discussed and reviewed the results of the independent auditors’ audit of the financial statements, matters related to Cascade Microtech’s internal controls and issues relating to auditor independence. The Audit Committee has obtained a formal written statement relating to independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with them any relationships that may impact their objectivity and independence.

Based on its review and discussions with management and Cascade Microtech’s independent auditors, the Audit Committee recommended to the Board of Directors that the audited Financial Statements be included in Cascade Microtech’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the United States Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Mr. Spivey (Chair)

Mr. Barnes

Mr. Link

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Proposal No. 2)

The Audit Committee of the Board of Directors has appointed KPMG LLP, independent auditors, as auditors for the year ending December 31, 2005.  A representative of KPMG LLP is expected to be present at the Annual Meeting.  The representative will be given the opportunity to make a statement on behalf of their firm if such representative so desires, and will be available to respond to appropriate shareholder questions.  KPMG LLP was the independent auditor for the year ended December 31, 2004.

Fees Paid to KPMG LLP for 2004 and 2003

	2004	% Pre- approved by Audit Committee	2003	% Pre- approved by Audit Committee
Audit Fees(A)	$452,807	100%	$66,700	100%
Audit Related Fees(B)	—	100%	11,000	100%
Tax Fees(C)	75,583	100%	81,504	100%
All Other Fees	—	—	—	—
	$528,390		$159,204

(A)      Audit fees for 2004 include fees for services rendered for the audit of the financial statements included in our Annual Report on Form 10-K and services rendered in connection with our initial public offering. Audit fees for 2003 represent services rendered in connection with the 2003 annual audit.

(B)        Audit-related fees include fees for services rendered for an audit of the employee benefit plan.

(C)        Tax fees include fees for tax compliance, tax planning and tax advice.

Pre-Approval Policies

All audit and non-audit services performed by KPMG LLP, and all audit services performed by other independent auditors, must be pre-approved by the Audit Committee or the Audit Committee Chair.  These services include, but are not limited to, the annual financial statement audit, statutory audits of our foreign subsidiaries, audits of employee benefit plans, tax compliance assistance and tax consulting.  KPMG LLP may not perform any prohibited services as defined by the Sarbanes-Oxley Act of 2002, including, but not limited to, any bookkeeping or related services, information systems consulting, internal audit outsourcing, legal services, and performing any management or human resources functions.  None of the services disclosed above under “Audit Related Fees” or “Tax Fees” was approved by the Audit Committee pursuant to the waiver of pre-approval provisions set forth in applicable rules of the SEC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING
DECEMBER 31, 2005.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2005, certain information furnished to us with respect to ownership of our common stock of (i) each director, (ii) the “named executive officers” (as defined under “Executive Compensation”), (iii) all persons known by us to be beneficial owners of more than 5% of our common stock, and (iv) all current executive officers and directors as a group. Except as otherwise noted, the persons listed below have sole investment and voting power with respect to the common stock owned by them. Unless otherwise indicated, the address of each holder is 2430 NW 206th Avenue, Beaverton, Oregon 97006.

	Common Stock (A)
Name and Address of Beneficial Owner	Number of Shares (B)	Percent of Shares Outstanding
Eric W. Strid	1,810,852	16.7%

K. Reed Gleason	1,673,772	15.4%

FMR Corp. (C) 82 Devonshire Street Boston, Massachusetts 02109	1,082,744	10.0%

Agilent Technologies, Inc. (D) 395 Page Mill Road Palo Alto, California 94306	798,957	7.4%

Bruce McFadden	231,433	2.1%

F. Paul Carlson	148,935	1.4%

George P. O’Leary	129,263	1.2%

John Pence	127,320	1.2%

William R. Spivey	102,798	*

Keith L. Barnes	15,000	*

Raymond A. Link	15,000	*

Steven Sipowicz	833	*

Eric Blachno	51,333	*

All current executive officers and directors as a group (10 persons)	4,255,206	37.8%

*Less than one percent

(A)  Applicable percentage of ownership is based on 10,865,693 shares of common stock outstanding as of March 31, 2005 together with applicable options for such shareholders.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares.  Shares of common stock that the person has the right to acquire within 60 days after March 31, 2005 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(B)        Includes shares of common stock subject to options exercisable within 60 days after March 31, 2005 as follows:

Name	Number of Options
Keith L. Barnes	15,000
F. Paul Carlson	26,315
Bruce A. McFadden	176,433
John Pence	107,666
George P. O’Leary	25,000
William R. Spivey	39,648
Steven Sipowicz	833
Raymond A. Link	15,000
Eric Blachno	51,333
All current executive officers and Directors as a group	405,895

(C)        The information as to beneficial ownership is based on Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission on February 14, 2005. Fidelity Management and Research Company (“Fidelity”), a wholly-owned subsidiary of FMR Corp. is deemed the beneficial owner of 1,079,744 shares as a result of acting as investment advisor to various companies.  Shares owned by Fidelity funds are voted by the funds’ Board of Trustees.

(D)       The information as to beneficial ownership is based on Schedule 13G filed by Agilent Technologies, Inc. with the Securities and Exchange Commission on February 25, 2005.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes equity securities authorized for issuance pursuant to compensation plans as of December 31, 2004.

	A	B	C
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A (2)
Equity compensation plans approved by shareholders (3)	1,938,088	$6.65	1,011,417	(1)

Equity compensation plans not approved by shareholders (4)	—	—	—
Total	1,938,088	$6.65	1,011,417

(1) Excludes purchase rights accruing under our 2004 Employee Stock Purchase Plan (the “Purchase Plan”) which has a shareholder approved reserve of 400,000 shares. Under the Purchase Plan, each eligible employee may purchase shares of our common stock at semi-annual intervals at a purchase price per share equal to 85% of the lower of (i) the fair market value of the common stock on the enrollment date for the offering period in which that semi-annual purchase date occurs or (ii) the fair market value on the semi-annual purchase date.

(2) Represents 611,417 shares of common stock available for issuance under our 1993 Stock Incentive Plan and our 2000 Stock Incentive Plan combined and 400,000 shares of common stock available for purchase under our 2004 Employee Stock Purchase Plan. See Note 13 of Notes to Consolidated Financial Statements for additional information regarding our stock plans.

(3) Consists of our 1993 Stock Incentive Plan, 2000 Stock Incentive Plan and 2004 Employee Stock Purchase Plan.

(4) We do not have any equity compensation plans or arrangements that have not been approved by shareholders.

CODE OF ETHICS

We have adopted the Cascade Microtech Code of Conduct to promote honest and ethical conduct, proper disclosure of financial information in our periodic reports and compliance with applicable laws, rules, and regulations.  The Code of Conduct applies to all of our directors, officers and employees, including our principal executive officer, our principal financial officer, and our corporate controller.  We have filed a copy of our Code of Conduct as exhibit 14 to our Annual Report on Form 10-K for the year ended December 31, 2004. You can also access our Code of Conduct on our website at www.cascademicrotech.com.

EXECUTIVE OFFICERS

The following table identifies our executive officers as of March 31, 2005, the positions they hold and the year in which they began serving as an executive officer.  Officers are elected by the Board of Directors to hold office until their successors are elected and qualified.

Name	Age	Current Position(s) with Company	Officer Since
Eric W. Strid	52	Chairman of the Board, President and Chief Executive Officer	1984

K. Reed Gleason	60	Director, Vice President of Advanced Technology	1984

Bruce A. McFadden	59	Vice President and General Manager of Pyramid Probe Division	1996

John E. Pence	41	Vice President and General Manager of Engineering Products Division	1997

Steven Sipowicz	52	Chief Financial Officer, Vice President of Finance, Treasurer and Secretary	2004

For information on the business background of Messrs. Strid and Gleason, see “Nominees For Director” above.

Bruce A. McFadden has served as our Vice President and General Manager of the Pyramid Probe Division since June 2004. He also served as our President and Chief Operating Officer from December 1996 to June 2004. From 1994 until 1996, Mr. McFadden served as Chief Financial Officer and Corporate Secretary of Barrett Enclosures, Inc., a manufacturer of custom marine and architectural enclosures. From 1992 to 1996, Mr. McFadden was also a management consultant for several high technology companies, including Cascade Microtech and AT&T Microelectronics. From 1986 to 1992, Mr. McFadden served as Vice President of Graco, Inc., a fluid handling equipment company with responsibility for its industrial equipment division. From 1980 to 1986, Mr. McFadden was the Managing Director of European Silicones Operation for General Electric. Prior to joining General Electric, Mr. McFadden worked as a consultant with Booz Allen & Co. and was an engineer with Exxon Corporation. Mr. McFadden holds a B.S. in Chemical Engineering from Virginia Polytechnic Institute and State University and an M.S. in Management from the Sloan School at Massachusetts Institute of Technology.

John E. Pence has served as our Vice President and General Manager of Engineering Products since May 2000. From April 1997 to February 2000, he served as our Vice President of Probing Systems. From 1993 to 1997, Mr. Pence served as one of our Product Marketing Managers. From 1985 to 1993, Mr. Pence worked as an engineer in the Space and Communications Division of Hughes Aircraft Company. Mr. Pence holds a B.S. and an M.S. in Electrical Engineering from Cornell University.

Steven Sipowicz has served as our Vice President of Finance, Chief Financial Officer and Treasurer since July 2004. He has also served as Corporate Secretary since August 2004. From November 1999 to November 2003, Mr. Sipowicz served as Chief Financial Officer of Corillian Corporation, a provider of online financial services, and served as Secretary of that company from January 2000 to November 2003. From October 1997 to November 1999, Mr. Sipowicz served as Chief Financial Officer of F.I.C.S. Group, N.V., a Belgian financial software and services company. From October 1996 to September 1997, he was Vice President, Finance and Administration and Chief Financial Officer of Intrinsa Corporation, a development tools company. From April 1993 to September 1996, he served as Vice President, Finance and Chief Financial Officer of Integrated Systems, Inc., an operating system software company. Mr. Sipowicz holds a B.S. in Chemistry from Bristol University (U.K.) and an M.B.A. from Santa Clara University.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer and each of our four other most highly compensated executive officers (the “named executive officers”) for the fiscal years ended December 31, 2004 and 2003.

				Long-Term Compensation Awards
		Annual Compensation		Securities Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Options (#)	Compensation(1)
Eric W. Strid	2004	$189,000	$181,053	—	$2,248
Chairman, President and	2003	196,519	91,619	—	1,689
Chief Executive Officer

John E. Pence	2004	187,846	95,607	20,000	3,176
Vice President and	2003	150,323	49,085	12,000	2,917
General Manager of Engin-
eering Products Division

Bruce A. McFadden	2004	170,100	95,460	10,000	3,984
Vice President and	2003	163,558	54,316	20,000	2,217
General Manager of
Pyramid Probe Division

K. Reed Gleason	2004	148,326	—	—	3,214
Director and Vice President	2003	152,904	—	—	1,696
of Advanced Technology

Steven Sipowicz (2)	2004	83,077	51,039	150,000	90
Chief Financial Officer,	2003	—	—	—	—
Vice President of Finance,
Treasurer and Corporate
Secretary

(1)   All other compensation consists of 401(k) matching and life insurance premiums in all years.  The detail for 2004 is as follows:

Name	401(k) Match	Life Insurance
Eric W. Strid	$1,864	$384
John E. Pence	2,972	204
Bruce A. McFadden	3,364	620
K. Reed Gleason	2,714	500
Steven Sipowicz	—	90

(2)   Mr. Sipowicz’s employment began in July 2004.

Named Executive Officer Option Grants in Last Fiscal Year

The following table contains information concerning the grant of stock options under our 1998 Stock Incentive Plan (the “Plan”) to the named executive officers in 2004.

Individual Grants (1)					Potential Realizable Value
	Number of Securities Underlying Options	% of Total Options Granted to Employees in	Exercise	Expiration	At Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
Name	Granted	Fiscal Year	Price ($/Sh.)	Date	5%	10%
Eric W. Strid	—	—	—	—	—	—

John E. Pence	20,000	4.0%	$13.52	12/17/14	$170,053	$430,948

Bruce A. McFadden	10,000	2.0%	$13.52	12/17/14	$85,027	$215,474

K. Reed Gleason	—	—	—	—	—	—

Steven Sipowicz	140,000	28.2%	$9.50	08/13/14	$836,430	$2,119,677
	10,000	2.0%	$13.52	12/17/14	$85,027	$215,474

(1)   Stock options granted during 2004 were at an exercise price equal to the fair market value of our common stock on the date of the option grant.  The options granted to Messrs. Pence and McFadden, as well as the grant covering 10,000 shares to Mr. Sipowicz, vest as to 1.67% of the total options granted on a monthly basis, with full vesting occurring on the fifth anniversary of the grant date.  The grant covering 140,000 shares to Mr. Sipowicz vests as to 20% of the total on the first anniversary of the grant date and at a rate of 1.67% of the total each month thereafter, with full vesting occurring on the fifth anniversary of the grant date.

(2)   Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of appreciation of 5% and 10% compounded annually from the date the respective options were granted.

Named Executive Officer Option Exercises in Last Fiscal Year and FY-End Option Values

The following table provides information concerning the exercise of options during 2004 and unexercised options held as of the end of the fiscal year, with respect to the named executive officers.

Name	Number of Shares Acquired On Exercise	Value Realized (1)	Number of Securities Underlying Unexercised Options At FY-End Exercisable/ Unexercisable			Value of Unexercised In-The-Money Options At FY-End (2) Exercisable/ Unexercisable
Eric W. Strid	—	—	—		—	—		—
John E. Pence	15,000	$67,500	104,000	/	46,000	$961,220	/	$195,280
Bruce A. McFadden	13,000	$31,200	172,266	/	50,734	$1,619,136	/	$308,754
K. Reed Gleason	—	—	—	/	—	—	/	—
Steven Sipowicz	—	—	—	/	150,000	—	/	$550,200

(1)   Market value of the underlying securities at exercise date, minus exercise price of the options.

(2)   Market value of the underlying securities at December 31, 2004, $13.43 per share, minus exercise price of the unexercised options.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND

CHANGE-IN-CONTROL ARRANGEMENTS

Employment Agreement of Steven Sipowicz

We entered into an employment agreement with Steven Sipowicz on July 12, 2004. In consideration for Mr. Sipowicz’s services, we agreed to pay him an annual salary of $180,000, periodic cash bonuses, as approved by our Board of Directors, and our standard employee benefits. In addition, in August 2004, we granted him an option to purchase 140,000 shares of common stock under our 2000 Stock Incentive Plan. If we terminate Mr. Sipowicz’s employment without cause, as defined in the agreement, then he is entitled to severance pay in the amount of the lesser of 12-months’ salary or base salary for a period equal to Mr. Sipowicz’s length of service. In addition, the stock options held by Mr. Sipowicz that would have vested if Mr. Sipowicz had remained our employee for an additional period equal to his length of employment, up to a maximum of 12 months, shall become immediately exercisable. If Mr. Sipowicz is terminated for any reason other than death, disability or cause, within 12 months after we sell all or substantially all of our assets or are merged into another company that our shareholders do not control, then all stock options held by Mr. Sipowicz that would have vested had Mr. Sipowicz remained employed after the termination date for an additional period equal to his length of employment, up to a maximum of 12 months, will become immediately exercisable and shall remain exercisable for 12 months. As a condition of his employment, Mr. Sipowicz entered into our standard employee invention and confidentiality agreement pursuant to which he may not divulge any of our proprietary information other than as permitted as part of his employment with us.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Agilent Technologies

Prior to our initial public offering (“IPO”), Agilent Technologies, Inc. (“Agilent”) held all of the outstanding shares of our Series A redeemable convertible preferred stock (“Series A”) and 87,500 shares of the Series B redeemable convertible preferred stock (“Series B”).  Upon our IPO, the Series A and Series B shares held by Agilent were converted into a total of 1,424,819 shares of our common stock.  Agilent sold 625,862 shares of our common stock in our IPO and, as of December 31, 2004, held 798,957 shares of our common stock, which represented approximately 7.4% of our outstanding common stock. Sales to Agilent in 2004 were $2.0 million and, at December 31, 2004 $328,000 was receivable from Agilent and $79,000 was payable to Agilent. Purchases from Agilent were $327,000 in 2004.  In addition, we have obtained a non-exclusive license to use certain patented technology of Agilent (formerly Hewlett-Packard) relating to electrical measurement apparatuses. We paid royalties of $9,000 in 2004 pursuant to this license.

Electroglas, Inc.

Prior to our IPO, Electroglas, Inc. (“Electroglas”) held 505,000 shares of our Series B. Upon our IPO, the Series B shares held by Electroglas converted into a total of 505,000 shares of our common stock, all of which were sold at the time of the IPO.  Accordingly, as of December 31, 2004, Electroglas did not hold any shares of our common stock. We purchased certain probing equipment from Electroglas, which totaled $2,000 in 2004. Product sales to Electroglas were $38,000 in 2004.  At December 31, 2004, $18,000 was receivable from Electroglas and no amounts were payable to Electroglas.

Employment Agreement of Eric I. Blachno, former CFO

We entered into an employment agreement with Eric I. Blachno, our former CFO, on February 19, 2004. In consideration for Mr. Blachno’s services, we agreed to pay him an annual salary of $180,000, periodic cash bonuses, as approved by the board of directors, and our standard employee benefits. In addition, in July 2003, we granted him options to purchase 140,000 shares of common stock under our 2000 Stock Incentive Plan. We terminated Mr. Blachno’s employment without cause in June 2004. In accordance with Mr. Blachno’s employment agreement, upon termination, Mr. Blachno was entitled to severance pay equal to 12-months salary. In addition, the stock options held by Mr. Blachno that would have vested if Mr. Blachno had remained our employee for the 12-month period following termination became immediately exercisable and will remain exercisable for 12 months. As a condition of his employment, Mr. Blachno entered into our standard employee invention and confidentiality agreement pursuant to which he may not divulge any of our proprietary information other than as permitted as part of his employment with us.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Compensation Committee consisted of Mr. Carlson, Mr. Dave Myers (a former Director) and Mr. Strid until March 2004.  Mr. Myers and Mr. Strid ceased to be members of the Compensation Committee in March 2004 and, in August 2004, Messrs. O’Leary (Chair) and Spivey joined the Compensation Committee. All current members of the Compensation Committee are non-employee, outside directors.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy and Policies

Our philosophy is to structure executive officer compensation so that it will attract, motivate and retain senior management by providing an opportunity for competitive compensation based on performance.  Executive officer compensation includes competitive base salaries, semi-annual bonus plans based on the achievement of certain financial and personal performance goals and long-term stock-based incentive opportunities in the form of options exercisable to purchase our common stock. It is also the policy of the Compensation Committee that, to the extent possible, compensation will be structured so that it meets the “performance-based” criteria as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended, and therefore is not subject to federal income tax deduction limitations. The Compensation Committee has the right to waive pre-established performance criteria in recommending awards.

Base Salaries

In setting base salaries that were competitive with other high technology companies, we participated in and reviewed the High-Tech Industry Executive Compensation Survey prepared by the American Electronics Association (“AEA Survey”).  When selecting comparables, we attempted to select companies that were similar in many respects, including industry, annual revenue and number of employees.  Executive salaries paid in 2004 were targeted at the midpoint of the range of salaries paid by comparable companies in the AEA Survey.  Most of the companies included in our peer group used for the Performance Graph are included in the above mentioned survey.

Annual Bonus Awards for 2004

Semi-annual bonus plans were established for the six month periods ended June 30, 2004 and December 31, 2004 and bonus awards were made based on the achievement of certain financial and personal performance goals in accordance with these plans.  Based on our bonus plan criteria, bonuses equaling between 23% and 26% of annual base salary were paid to the named executive officers, excluding the Chief Executive Officer, for the first half of 2004 and between 28% and 30% for the second half of 2004. The percentages paid to the Chief Executive Officer were 56% and 39% for the first and second half of 2004, respectively.

Stock Option Awards for 2004

Our 2000 Stock Incentive Plan provides for the issuance of incentive and non-qualified stock options to officers and employees to purchase shares of our common stock at an exercise price equal to the fair market value on the date of grant.  See “Option Grants in Last Fiscal Year” for a summary of options granted to the named executive officers during 2004.

Chief Executive Officer Compensation

Mr. Strid’s 2004 base salary and annual bonus were determined in the manner described in “Base Salaries” and “Annual Bonus Awards for 2004” above. The Compensation Committee’s objective in setting the Chief Executive Officer’s 2004 compensation was to be competitive with other companies in the industry and to allow for potential compensation based on long-term performance criteria as defined in “Annual Bonus Awards for 2004” and “Stock Option Awards for 2004” above.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

Mr. O’Leary (Chair)	Mr. Spivey	Mr. Carlson

STOCK PERFORMANCE GRAPH

The SEC requires that registrants include in their proxy statement a line-graph presentation comparing cumulative five-year shareholder returns on an indexed basis, assuming a $100 initial investment and reinvestment of dividends.  Our graph consists of (a) Cascade Microtech, Inc.; (b) the Nasdaq Stock Market Total Return Index – U.S. and (c) a peer group index composed of Teradyne, Inc., FormFactor, Inc., Kulicke & Soffa Industries, Inc., Credence Systems Corporation, Electro Scientific Industries, Inc. and Keithley Instruments, Inc. The peer group index utilizes the same methods of presentation and assumptions for the total return calculation as does Cascade Microtech, Inc. and the Nasdaq Stock Market Total Return Index – U.S.  All companies in the peer group index are weighted in accordance with their market capitalizations. Our initial public offering was December 14, 2004 and, accordingly, our graph only includes the time period of December 14, 2004 to December 31, 2004.

Company/Index	Base Period 12/14/04	Indexed Returns Period Ending 12/31/04
Cascade Microtech, Inc.	$100.00	$95.93
Nasdaq U.S.	100.00	100.73
Peer Group	100.00	101.28

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires our directors and executive officers and persons who own more than ten percent of the outstanding shares of our common stock (“ten percent shareholders”), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of our common stock and other equity securities.  To our knowledge, based solely on review of the copies of such reports furnished to us or otherwise in our files and on written representations from our directors, executive officers and ten percent shareholders that no other reports were required, during the fiscal year ended December 31, 2004, our officers, directors and ten percent shareholders complied with all applicable Section 16(a) filing requirements except as follows. Each of Messrs. Strid, Gleason, McFadden, Pence, Carlton, Barnes, Carlson, O’Leary, Spivey and Sipowicz filed a Form 3, Initial Statement of Beneficial Ownership of Securities, on December 15, 2004, rather than on December 13, 2004.

SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some shareholder proposals may be eligible for inclusion in our 2006 Proxy Statement. Any such proposal must be received by us not later than December 8, 2005. Shareholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities law. The submission of a shareholder proposal does not guarantee that it will be included in our Proxy Statement.

Alternatively, under our bylaws, a proposal or nomination that a shareholder does not seek to include in our Proxy Statement pursuant to Rule 14a-8 may be delivered to the Secretary of Cascade Microtech, Inc. not less than 60 days, nor more than 90 days, prior to the date of an Annual Meeting.  In the event we provide notice or public disclosure of the date of the Annual Meeting less than 60 days prior to the date of the Annual Meeting, shareholders may submit a proposal or nomination not later than the 10th day following the day on which we gave notice of the Annual Meeting date.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters that may come before this meeting.  It is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment if any other matters do properly come before the meeting.  Please return your proxy as soon as possible.  Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted.  Please act promptly to insure that you will be represented at this important meeting.

We will provide, without charge, on the written request of any beneficial owner of shares of our common stock entitled to vote at the Annual Meeting of Shareholders, a copy of our Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission for our fiscal year ended December 31, 2004.  Written requests should be mailed to the Secretary, Cascade Microtech, Inc., 2430 N.W. 206th Avenue, Beaverton, Oregon 97006.

By Order of the Board of Directors:

Eric W. Strid
Chairman of the Board
Dated: April 7, 2005

APPENDIX A

CASCADE MICROTECH, INC.

AUDIT COMMITTEE CHARTER

Purpose

The Committee will provide assistance to the Board in fulfilling its oversight responsibility to the shareholders and others relating to the integrity of the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, and its ethics programs as established by management and the Board, including the Company’s Code of Ethics. The Committee shall also oversee the independent auditors’ qualifications and independence. The Committee will evaluate the performance of the Company’s independent auditors, including a review and evaluation of the engagement partner and coordinating partner. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors and management of the Company.

Committee Membership

The Committee shall be appointed by the Board and shall be comprised of at least three directors. Each Committee member shall meet the requirements of the listing standards of the Nasdaq Stock Market and federal laws and regulations with respect to audit committees, as they may become applicable from time to time. Committee members may receive no compensation from the Company other than director’s fees. All Committee members will be financially literate, and at least one member of the Committee will have accounting or related financial management expertise as may be required by the listing standards of the Nasdaq Stock Market and federal laws and regulations.  The Board will designate a Chairman for the Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

Committee Authority and Responsibilities

The primary responsibility of the Committee is to oversee the Company’s financial controls and reporting processes on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The Committee may perform such other duties and responsibilities as are consistent with its purpose and as the Board or the Committee deems appropriate.

1.     Independent auditors.  The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee. The Committee shall have the sole authority and responsibility to hire, evaluate and, where appropriate, replace the independent auditors and, in its capacity as a committee of the Board, shall be directly responsible for the appointment, compensation and oversight of the work of the independent auditors. The Committee shall discuss the auditors’ independence from management and the Company, including all relationships between the independent auditors and the Company and whether the auditors’ performance of permissible non-audit services is compatible with their independence. Annually, the Committee will review the qualifications and performance of the Company’s current independent auditors and select the Company’s independent auditors for the next year.

2.     Audit services.  The Committee shall discuss with the independent auditors the overall scope and plans for their audits including their responsibilities and the adequacy of staffing and compensation. The Committee shall approve in advance all audit engagement fees and the terms of all audit services to be provided by the independent auditors.

3.     Permissible non-audit services.  The Committee shall establish policies and procedures for the engagement of the independent auditors to provide permissible non-audit services, which shall include pre-approval of permissible non-audit services to be provided by the independent auditors. The Committee shall approve in advance all permissible non-audit services to be provided by the independent auditors.

4.     Review of interim financial statements; earnings releases.  The Committee shall review the interim financial statements with management and the independent auditors each quarter.  The Committee will discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chairman of the Committee may represent the entire Committee for the purposes of this review.

5.     Review of annual audited financial statements. The Committee shall review with management and the independent auditors the Company’s annual audited financial statements, including (a) their judgment about the quality, not just acceptability, of the Company’s accounting principles, including significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (b) the clarity of the disclosures in the financial statements; and (c) critical accounting policies.

The Committee will also review with management and the independent auditors (a) major issues regarding accounting principles and financial statement presentations, including significant changes in the selection or application of accounting principles; (b) major issues regarding the adequacy of internal controls and steps taken in light of material deficiencies; and (c) the effects of alternative accounting methods and regulatory and accounting initiatives on the financial statements.

The Committee will discuss the results of the annual audit and any difficulties the independent auditors encountered in the course of their audit work, including any restrictions on the scope of the auditors’ activities or on access to requested information, and any significant disagreements with management. The Committee will also discuss any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, and the annual report on internal controls by the Chief Executive Officer and Chief Financial Officer, as received by the independent auditors.

6.     Risk assessment and risk management. The Committee will review and discuss with management and the independent auditors the Company’s policies with respect to risk assessment and risk management.

7.     Internal controls; disclosure controls and procedures. The Committee will review and discuss with management and the independent auditors the Company’s internal controls.  The Committee will review and discuss the Company’s disclosure controls and procedures, and the quarterly assessments of such controls and procedures by the Chief Executive Officer and Chief Financial Officer.

8.     Complaint procedures. The Committee will establish procedures for handling complaints regarding accounting, internal accounting controls, and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

9.     Compliance programs. The Committee will review and discuss with management and the independent auditors the adequacy and effectiveness of the Company’s legal, regulatory and ethical compliance programs, including the Company’s Code of Ethics.

10.   Hiring of auditor personnel. The Committee shall set clear hiring policies with regard to employees and former employees of the independent auditors that shall comply with all applicable rules of the Securities and Exchange Commission and the Nasdaq Stock Market.

11.   Charter. The Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

12.   Annual performance evaluation. The Committee shall annually review its own performance.

13.   Investigative authority. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company.

Outside Advisors

The Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it deems appropriate to assist the Committee in the performance of its functions.

Meetings

The Committee will meet as often as may be deemed necessary or appropriate in its judgment, at least quarterly each year, and at such times and places as the Committee shall determine. The majority of the members of the Committee shall constitute a quorum. The Committee will meet separately, at least quarterly, with the independent auditors and management to discuss any matters that they wish to bring to the Committee’s attention.

The Committee shall report to the Board with respect to its meetings, including any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, or the performance and independence of the Company’s independent auditors.

CASCADE MICROTECH, INC.

Proxy for Annual Meeting of Shareholders to be Held on May 20, 2005

The undersigned hereby names, constitutes and appoints Eric W. Strid and Steven Sipowicz, or either of them acting in absence of the other, with full power of substitution, my true and lawful attorneys and Proxies for me and in my place and stead to attend the Annual Meeting of the Shareholders of Cascade Microtech, Inc. (the “Company”) to be held at 3:00 p.m. on Friday, May 20, 2005, and at any adjournment thereof, and to vote all the shares of common stock held of record in the name of the undersigned on March 31, 2005, with all the powers that the undersigned would possess if he were personally present.

1. PROPOSAL 1 - Election of Directors	☐	FOR all nominees listed below
	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below:

F. Paul Carlson	Raymond A. Link	William R. Spivey

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF

THE NOMINEES NAMED ABOVE.

2.     To ratify the appointment of KPMG LLP as our independent auditors for the year ending December 31, 2005.

FOR PROPOSAL 2 ☐	AGAINST PROPOSAL 2 ☐	ABSTAIN ON PROPOSAL 2 ☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE

APPROVAL OF PROPOSAL 2

3.     To transact such other business as may properly come before the meeting or at any and all postponements or adjournments of the meeting.

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY.  IF NO SPECIFIC DIRECTION IS GIVEN AS TO ANY OF THE ABOVE ITEMS, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

Signature(s)	Dated	, 2005

NOTE:  Please sign as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

I do (  ) do not (  ) plan to attend the meeting.  (Please check)

The shareholder signed above reserves the right to revoke this Proxy at any time prior to its exercise by written notice delivered to the Company’s Secretary at the Company’s corporate offices at 2430 NW 206th Avenue, Beaverton, Oregon 97006, prior to the Annual Meeting.  The power of the Proxy holders shall also be suspended if the shareholder signed above appears at the Annual Meeting and elects in writing to vote in person.

You can view the Annual Report and Proxy Statement

on the Internet at:  http://www.cascademicrotech.com

You can now access your Cascade Microtech, Inc. account online.

Access your Cascade Microtech, Inc. shareholder account online via Investor ServiceDirectSM (ISD)

Mellon Investor Services LLC, Transfer Agent for Cascade Microtech, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC